REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of January   ,
1997 between Aydin Corporation, a Delaware corporation (the "Corporation") and EA Industries, Inc., a New Jersey corporation (the "Stockholder").

                                    RECITALS:

     WHEREAS, the Stockholder holds 596,927 shares (the "Shares") of Common Stock of the Corporation which the Stockholder purchased in January 1996 in connection with the Stockholder's intention to propose a business combination transaction between the Corporation and the Stockholder;

     WHEREAS, the Corporation and the Stockholder conducted negotiations regarding a possible business combination until October 8, 1996 on which date the Corporation and the Stockholder terminated their negotiations; and

     WHEREAS, the Stockholder has requested certain registration rights to facilitate its disposition of the Shares in a registered public offering and the Corporation has agreed to grant the Stockholder certain registration rights as set forth in this Agreement in order to facilitate the orderly distribution of the Shares;

     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement:

     "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Corporation's $1.00 par value Common Stock.

     "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

     "Restricted Common Stock" shall mean shares of Common Stock constituting Restricted Securities.

     "Restricted Securities" shall mean the Shares, including any shares of Common Stock or other securities convertible into or exchangeable for Common Stock or received as a stock dividend or other distribution in respect to any of the foregoing, held by the Stockholder or its successors and assigns evidenced by certificates bearing a restrictive legend prohibiting transfer of such Restricted

Securities unless the transfer of the Restricted Securities evidenced thereby is registered under the Securities Act or the transfer complies with an exemption from such registration (a "Restrictive Legend").

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Transfer" shall include any disposition of any shares of Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

     2. Required Registration. If at any time the Corporation shall be requested in writing by the Stockholder, or any holder of not less than 250,000 shares of Restricted Common Stock, to effect the registration under the Securities Act of not less than an aggregate of 250,000 shares of Restricted Common Stock, such request shall be deemed an offer (the "Offer") to sell to the Corporation or its assigns for cash all of the shares of Restricted Common Stock for which registration is requested (the "Offered Securities") at a price equal to the average of the daily "market price" (as hereinafter defined) per share of the Common Stock for the ten consecutive trading days immediately preceding the date of receipt of such request by the Corporation. The "market price" for each trading day shall be the last reported sale price regular way of the Common Stock on the Composite Tape of the New York Stock Exchange on each such trading day upon which such a sale shall have been effected, or if no sale takes place on any such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange. The Offer shall remain open for a period of ten calendar days immediately following the date of receipt by the Corporation of the registration request (the "Offer Period"). To accept the Offer, the Corporation or its assigns must give written notice (the "Notice of Acceptance") to the requesting holder prior to the end of the Offer Period of the Corporation's intention to accept the Offer. The Corporation shall purchase from the requesting holder(s), and the requesting holder(s) shall sell to the Corporation, upon the terms of the Offer, the Offered Securities pursuant to the Notice of Acceptance within ten business days after the date that the Notice of Acceptance is received by the requesting holder(s). If the Corporation does not accept the Offer prior to the expiration of the Offer Period, the Corporation shall promptly give written notice of such proposed registration to all other holders of Restricted Securities, including the Stockholder, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the shares of Restricted Common Stock that the Corporation has been requested to register by any holder in any response received by the Corporation within 30 days after the date of the written notice by the Corporation; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

        (a) The Corporation shall not be obligated to file any registration statement with respect to Restricted Common Stock if in the opinion of counsel satisfactory to the Corporation and the holder of such securities the proposed transfer may be effected without registration under the Securities Act, and any certificate evidencing the shares so to be transferred need not bear a Restrictive Legend.

        (b) The Corporation shall not be obligated to effect any registration except at the request of the holder or holders of Restricted Common Stock who shall request registration of Restricted Common Stock then owned or obtainable by them representing in the aggregate not less than 250,000 shares of outstanding Restricted Common Stock.

        (c) The Corporation shall not be obligated to file and cause to become effective (i) more than two registration statements in which shares of Restricted Common Stock are registered under the Securities Act pursuant to this
Section 2 at the request of the Stockholder, or (ii) any registration statement within three months after the effective date of any other registration statement filed by the Corporation relating to any public offering of securities of the Corporation for cash for the Corporation's own account.

     3. Incidental Registration. If the Corporation at any time proposes for any reason to register any of its Common Stock under the Securities Act in connection with a proposed offering to the general public, the Corporation shall at such time promptly give written notice to all holders of Restricted Common Stock of its intention to do so, and, upon the written request, received by the Corporation within 30 days after the date of any such notice, of the holders of any Restricted Common Stock to register any shares of Restricted Common Stock, the Corporation shall use its best efforts to cause all such shares of Restricted Common Stock the holders of which shall have so requested registration thereof to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent necessary to permit the sale or other disposition by the prospective seller or sellers of the shares of Restricted Common Stock so registered. In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request pursuant to this Section 3 to register shares of Restricted Common Stock may specify that such shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that if the managing underwriter determines and advises the holders thereof in writing that the inclusion of all shares of the Restricted Common Stock and other Common Stock of the Corporation entitled to be included in the registration ("Other Registrable Stock") originally covered by a request for registration would interfere with the successful marketing of such securities, the number of shares of Restricted Common Stock and Other Registrable Stock that may, in the sole discretion of the managing underwriter, be included in the underwritten public offering on behalf of the holders thereof, if any, shall be allocated: first, to the Stockholder, second to the holders of the Restricted Common Stock in proportion, as nearly as practicable, to the respective number of shares of Restricted Common Stock which they had requested to be included in such underwritten public offering and, thereafter, among the holders of the Other Registrable Securities in proportion, as nearly as practicable, to the respective number of shares of Other Registrable Stock which they had requested to be included in such underwritten public offering.

     4. Preparation and Filing. If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any shares of Restricted Common Stock, the Corporation shall, as expeditiously as practicable:

        (a) prepare and file with the Commission a registration statement with respect to such shares (on Commission Form S-3 to the extent the Corporation is eligible to use Form S-3) and use its best efforts to cause such registration statement to become and remain effective;

        (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least six months (two years to the extent such registration statement was prepared and filed on Form S-3) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Restricted Common Stock covered by such registration statement;

        (c) furnish to each seller such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such shares of Restricted Common Stock;

        (d) use its best efforts to register or qualify the shares of Restricted Common Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller shall reasonably request and do any and all other acts or things that may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such shares;

        (e) notify each seller of shares of Restricted Common Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

        (f) file, on a timely basis, all reports and other documents required to be filed by it pursuant to the Securities Exchange Act of 1934.

     5. Expenses. The Corporation shall pay all expenses incurred in complying with Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and disbursements of the Corporation's counsel; provided, however, that all underwriting discounts and selling commissions applicable to the Restricted Common Stock covered by any such registration shall be borne by the respective sellers thereof, in proportion to the respective number of shares of Restricted Common Stock sold by each of them.

     6. Holdback Agreements.

        (a) EA and each other holder of Restricted Common Stock agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten registration effected by the Corporation (except as part of such underwritten registration), unless the managing underwriter otherwise agrees.

        (b) The Corporation agrees not to effect any public sale or distribution of equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten registration pursuant to a registration statement in which any shares of Restricted Common Stock are included, unless the managing underwriters otherwise agrees.

     7. Cooperation of Holders of Restricted Securities. Each prospective seller of shares of Restricted Common Stock registered or to be registered under any registration hereunder shall furnish to the Corporation such information and execute such documents regarding the shares held by such seller and the intended method of disposition thereof as the Corporation shall reasonably request and as shall be required in connection with the registration or qualification to be made by the Corporation.

     8. Indemnification. In the event of any registration of any shares of Restricted Common Stock under the Securities Act pursuant to this Agreement or registration or qualification of any shares of Restricted Common Stock pursuant to Section 4(d) hereof, the Corporation shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any shares of Restricted Common Stock pursuant to Section 4(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse each person indemnified hereunder for all legal or other expenses reasonably and as incurred by him or it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement or any document incident to registration or qualification of any Restricted Common Stock pursuant to Section 4(d) hereof in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof.

     Before shares of Restricted Common Stock held by any prospective seller shall be included in any registration pursuant to this Agreement, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement and any person who controls the Corporation within the meaning of the Securities Act with respect to any material statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

     Promptly after receipt by a person indemnified hereunder of notice of the commencement of any action involving a claim referred to in either of the preceding paragraphs of this Section 8, such indemnified person will, if a claim in respect thereof is made against any indemnifying person, give written notice to the latter of the commencement of such action, the failure of which shall not relieve the indemnifying party of any liability hereunder unless the failure to give such notice prejudiced the indemnifying party. In case any such action is brought against an indemnified person, the indemnifying person will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying person similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified person, and after notice from the indemnifying person to such indemnified person of its election so to assume the defense thereof, the indemnifying person shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

     9. Restrictions on Future Agreements to Register Shares. Without the prior written consent of the holders of at least 60% of the voting power of the outstanding Restricted Common Stock, the Corporation agrees not to enter into any other agreement that grants the holder of any of the Corporation's securities the right to require the Corporation to cause such securities to be registered under the Securities Act.

     10. Notices. Any notice provided for in this Agreement must be in writing and must be mailed by certified mail, return receipt requested, or sent via overnight delivery service, to the recipient at the address indicated below:

                  To the Corporation:

                  Aydin Corporation
                  700 Dresher Road
                  Horsham, PA  19044
                  Attention:  I. Gary Bard, Chairman,
                              President and Chief Executive Officer

                  with a copy to:

                  Duane, Morris & Heckscher
                  4200 One Liberty Place
                  Philadelphia, PA  19103-7396
                  Attention:  Frederick W. Dreher, Esq.

                  To the Stockholder:

                  EA Industries, Inc.
                  185 Monmouth Parkway
                  West Long Branch, NJ  07764
                  Attention:  President
                  with a copy to:

                  Mesirov Gelman Jaffe Cramer & Jamieson
                  1735 Market Street
                  Philadelphia, PA  19103
                  Attention:  Richard P. Jaffe, Esq.

or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when received by the party to whom it is ad dressed.

     11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     12. Counterparts. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together shall constitute one and the same agreement.

     13. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by each of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     14. Choice of Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

     15. Supersedes Other Agreements. If this Agreement shall conflict in any respect with all or any portion of any other agreement or instrument to which any party hereto is a party, the provisions of this Agreement shall supersede such conflicting agreement or instrument or portion thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                               AYDIN CORPORATION


                                               By:
                                                  --------------------------
                                                  I. Gary Bard,
                                                    Chairman, President and
                                                    Chief Executive Officer



                                               EA INDUSTRIES, INC.


                                               By:
                                                  --------------------------